EPIC FINANCIAL CORPORATION
                           3300 IRVINE AVE.
                               SUITE 220
                        NEWPORT BEACH, CA 92660
                       TELEPHONE - 949.622.1130
                          FAX - 949.622.1134

                             PRESS RELEASE

Contact Person:  William R. Parker, President    Symbol:    OTCBB: EPFL

EPIC FINANCIAL CORPORATION SUBSIDIARY AMERICAN NATIONAL MORTGAGE ENTERS
               INTO AGREEMENT WITH AMERICAN PREMIER BANK

Newport Beach, CA. September 22, 2003 - William R. Parker, President of Epic Financial Corporation (OTCBB: EPFL), announced today that the Company's wholly-owned subsidiary, American National Mortgage, has entered into an agreement with American Premier Bank, of Arcadia, California, to provide mortgage banking services to clients of the bank, and to also help in the development of the Bank's own mortgage lending business operations.

American Premier Bank is the first state-chartered Asian/Chinese Bank to be approved in Southern California in the last six years, and is the only such Bank headquartered in the City of Arcadia. The Senior
Management   of   the   Bank  have  combined  banking   experience   of
approximately 150 years with a focus on responsive banking products and services for business and retail customers.

Mr. Parker said, "American National Mortgage is pleased to enter into this alliance, whereby, initially, we will offer mortgage services to the customers of American Premier Bank. At the same time, we will train certain of the Bank's staff members to serve as mortgage brokers and assist the Bank in becoming a duly approved mortgage lender. Our ultimate mutual goal is for American Premier Bank to operate as a fully licensed, Fannie Mae-approved mortgage broker with American National Mortgage acting as its mortgage banker. We anticipate that this new alliance will add significant dollars to our annual revenues."

Andrew Tjia, Founder, President/CEO of American Premier Bank, stated, "We are looking forward to our working relationship with American
National Mortgage. We believe that the addition of mortgage services to the list of financial services we presently offer our customers will be extremely well receivedby our customer base."

About Epic Financial Corporation

Epic Financial Corporation is a financial services holding company, which provides a network to mortgage bankers, brokers, both retail and wholesale through our wholly-owned mortgage company. For further information about the Company please look at our website, http://www.4epic.com.

--

A number of statements referenced in this Release, and any other interviews that have been made, are forward-looking statements, which are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and within the meaning of
Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, and goals, assumption of future events or performance are not statements of historical fact and may be "forward-looking statements." Forward looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward looking statements in this actions may be identified through the use of words such as "expects," "will,"
"anticipates," "estimates," "believes," or statements indicating certain actions "may, "could," or "might," occur. Such statements reflect the current views of Epic Financial Corporation with respect to future events and are subject to certain assumptions, including those described in this release. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products, services, and technologies, competitive market conditions, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses, and other factors described in the Company's filings with the Securities and Exchange Commission. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company does not undertake any responsibility to update the "forward-looking" statements contained in this news release.